Exhibit 10.29





                                    NECOM LLC
                                    ---------



                                  GENERAL TERMS
                                 AND CONDITIONS




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
1.       GENERAL STATEMENT........................................................................................5

2.       DEFINITIONS..............................................................................................5

3.       PRIORITY OF DOCUMENTS....................................................................................6

4.       DESIGN DRAWINGS AND INSTRUCTIONS.........................................................................6

5.       INDEPENDENT CONTRACTOR...................................................................................7

6.       INFORMATION TO BE PROVIDED BY THE CONTRACTOR.............................................................7

7.       OWNERSHIP AND TITLE TO THE WORK AND DOCUMENTS............................................................7

8.       FAMILIARITY WITH WORK....................................................................................8

9.       MATERIALS AND EQUIPMENT..................................................................................8

10.      EMPLOYEES................................................................................................8

11.      INFRINGEMENT OF PROPRIETARY RIGHTS.......................................................................9

12.      SURVEYS.................................................................................................10

13.      PERMITS, LICENSES AND REGULATIONS.......................................................................10

14.      PROTECTION OF THE PUBLIC AND OF WORK AND PROPERTY.......................................................10

15.      INSPECTION AND AUDIT....................................................................................11

16.      PROGRAM MANAGEMENT......................................................................................12

17.      DISCREPANCIES...........................................................................................12

18.      CHANGES IN THE WORK.....................................................................................12

19.      TIME AND ORDER OF COMPLETION; DELAYS AND EXTENSION OF TIME..............................................13

20.      INTERFERENCE WITH OPERATIONS............................................................................13

21.      FORCE MAJEURE...........................................................................................14


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22.      CLAIMS..................................................................................................15

23.      DEDUCTIONS FOR UNCORRECTED WORK.........................................................................15

24.      CORRECTION OF WORK BEFORE FINAL PAYMENT.................................................................15

25.      SUSPENSION OF WORK......................................................................................15

26.      THE OWNER'S RIGHT TO TERMINATE CONTRACT FOR CAUSE.......................................................16

27.      DEFAULT.................................................................................................16

28.      TERMINATION FOR OWNER'S CONVENIENCE.....................................................................17

29.      REMOVAL OF EQUIPMENT....................................................................................17

30.      RESPONSIBILITY FOR WORK.................................................................................17

31.      TAXES...................................................................................................18

32.      PAYMENTS WITHHELD PRIOR TO FINAL ACCEPTANCE OF WORK.....................................................18

33.      PARTIAL COMPLETION AND ACCEPTANCE.......................................................................19

34.      FINAL ACCEPTANCE AND PAYMENT............................................................................19

35.      CONTRACTOR'S INSURANCE..................................................................................20

36.      INSURANCE TO PROTECT THE WORK...........................................................................23

37.      GUARANTEE OF WORK.......................................................................................23

38.      SURETY BONDS............................................................................................25

39.      WAIVER OF MECHANIC'S LIENS..............................................................................25

40.      PROPRIETARY INFORMATION.................................................................................25

41.      RIGHTS OF VARIOUS INTERESTS.............................................................................26

42.      LABOR RELATIONS.........................................................................................27

43.      SEPARATE CONTRACTS......................................................................................27


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44.      SUBCONTRACTORS..........................................................................................27

45.      OWNER'S REPRESENTATIVE STATUS...........................................................................28

46.      OWNER'S REPRESENTATIVE DECISIONS........................................................................28

48.      CLEANING UP.............................................................................................30

49.      MONTHLY PAYMENTS........................................................................................30

50.      SAFETY PRACTICES........................................................................................30

51.      INDEMNIFICATION AND LIABILITY...........................................................................31

52.      ASSIGNMENT..............................................................................................32

53.      SEVERABILITY............................................................................................32

54.      WAIVERS.................................................................................................32

55.      APPLICABLE LAW..........................................................................................32

56.      RIGHT TO AUDIT..........................................................................................32

57.      CONDITION PRECEDENT TO PERFORMANCE......................................................................33

58.      EXERCISE OF RIGHTS......................................................................................33

59.      NOTICES.................................................................................................34

60.      NOTICE TO PROCEED.......................................................................................35

61.      COMPLETE AGREEMENT......................................................................................35
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Revision #8, August 8, 1996
Issuing Date:  08/08/96


1.       GENERAL STATEMENT

This Contract covers the Contractor's performance of Work for the Owner, as provided hereunder, including all Supplemental Addendum and all General and Special Terms and Conditions pertaining to the Work of the Contractor.

         1.1 This agreement made this 14th day of August, 1996, by and between FiveCom LLC with a principal place of business at 391 Totten Pond Road, Suite 40151 Waltham, Massachusetts 02154, hereinafter referred to as
         Owner and Seaward Corporation, with a principal place of business at Route 236 Kittery, Maine 03904, hereinafter referred to as the Contractor.

2.       DEFINITIONS

         2.1 "Contract Documents" consist of the following listed documents
         (including any documents that are referenced in the following documents):

                  2.1.1 General Terms and Conditions including Special Terms and Conditions (the Agreement);

                  2.1.2 Specification Number T95-4 dated July 20, 1995, the
                  General Terms and Conditions included in this document are specifically excluded;

                  2.1.3  Addendum Numbered 1 through 4;

                  2.1.4  Contractor's proposal dated May 9, 1996;

                  2.1.5 Contractor's letters to Northeast Utilities Systems dated May 9, June 6, July 1 and July 22, 1996.

                  2.1.6 Approved Change Orders incorporated in any of the documents before and subject to proper Notice hereafter.

         2.2 "Owner" means NECOM LLC; FiveCom LLC, an affiliated company of
         FiveCom, Inc., is agent for NECOM LLC. The term "Owner" includes
         FiveCom, Inc., FiveCom LLC and NECOM LLC.

         2.3 "Contractor" is the bidder who has been issued this Contract to execute the Work.


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         2.4 "Owner's Representative" is the individual person designated by the
         Owner to represent the Owner in the execution of the Contract. See
         Special Terms and Conditions.

         2.5 "Subcontractor" means anyone other than the Owner who furnishes, under an agreement with the Contractor, labor, materials, or equipment.
         The term does not include any person who furnishes services of a personal nature as an employee.

         2.6 "Work" means the furnishing of the goods and services described in the Contract, and Special Terms and Conditions, including all labor, supervision, materials, equipment, and all else whatsoever necessary for carrying out all duties, operations, and obligations required of the Contractor by the Contract.

         2.7 "Extra Work" means such labor, supervision, materials, equipment, services, and all else whatsoever as may be ordered by Owner in addition to that Work called for in the Contract Documents.

         2.8 "Substantial Completion" means the date when the Work is sufficiently completed in accordance with the Contract Documents, including change orders, so that Owner can use the Work for the purpose for which it was intended.

3.       PRIORITY OF DOCUMENTS

         3.1 In the event of conflict among the Contract Documents, the order of supremacy, subject to Special Terms and Conditions shall be based on:

                  3.1.1 A document with a more recent date will take priority over a document with an older date;

                  3.1.2 The General Terms and Conditions will have priority over the drawings.

4.       DESIGN DRAWINGS AND INSTRUCTIONS

         4.1 The Owner is responsible for the design, the drawings, specifications and other instructions. The Owner will furnish free of charge drawings and instructions which represent the requirements of the Work to be performed under the Contract. In the case of lump-sum contracts, drawings and instructions which represent the Work to be done will be furnished prior to the time of entering into the Contract.
         Owner may, during the life of the Contract, issue additional


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         instructions by means of drawings or other media to provide clarification of requirements or in accordance with Section 18 to indicate changes in the work.

5.       INDEPENDENT CONTRACTOR

         5.1 The Contractor, its employees, Subcontractors and those under its control shall perform all Work as independent contractors, and shall not be deemed to be the employees or agents of the Owner for any purpose whatsoever.

         5.2 This Contract is not intended to create nor shall it be construed to create any partnership, joint venture, employment or agency relationship between Contractor and Owner, and no party hereto shall be liable for the payment or performance of any debts, obligations, or liabilities of the other party, unless expressly assumed in writing herein or otherwise. Each party retains full control over the employment, direction, compensation and discharge of its employees, and will be solely responsible for all compensation of such employees, including social security, withholding and worker's compensation responsibilities.

6.       INFORMATION TO BE PROVIDED BY THE CONTRACTOR

         6.1 The Contractor shall submit at such time as may be requested by Owner, schedules which show the order in which Contractor proposes to carry on the Work, with dates at which Contractor will start the several parts of the Work, and estimated dates of completion of the several parts.

         6.2 If required by the Owner, Contractor shall provide a breakdown of the cost of the Work, based on a list of cost items that will be furnished by Owner.

7.       OWNERSHIP AND TITLE TO THE WORK AND DOCUMENTS

         7.1 The Owner shall have absolute legal and beneficial ownership of the Work and the material related thereto.

         7.2 The Owner shall own all drawings provided to the Contractor for this Work. Drawings and specifications furnished by Owner are the property of Owner and shall not be reused on other work. With the exception of the set included with the Contract documents, all drawings and specifications are to be returned to Owner on request at the completion of the Work.



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8.       FAMILIARITY WITH WORK

         8.1 Such information as Owner may have given to Contractor to assist him in properly evaluating the amount and character of the Work required hereunder, such as information as to subsoil conditions in the vicinity of the Work, topography, or location and condition of existing structures and equipment to which the Work hereunder may be attached or which may interfere therewith, was given as being the best factual information available to Owner, without the assumption of responsibility for its accuracy or for any conclusions that Contractor might draw therefrom.

         8.2 The Contractor, by careful examination, shall satisfy itself as to the nature and location of the work, the character of equipment, and facilities needed prior to and during the execution of the work, the general and local conditions, and all other matters which can in any way affect the work under this contract.

         8.3 The Contractor shall be responsible for the verification of existing dimensions affecting the Work. No allowance will be made, and no responsibility will be assumed by Owner for any failure of Contractor to estimate correctly any difficulty attendant to the execution of the Work or to verify any dimension affecting the Work.

9.       MATERIALS AND EQUIPMENT

         9.1 Unless otherwise stipulated, the Contractor shall provide and pay for all materials, labor, tools, equipment, transportation, sanitary facilities, and all other facilities necessary for the execution and the completion of the Work. Unless otherwise specified, all materials incorporated permanently in the Work shall be new and shall meet the requirements of the specifications and drawings. Unless otherwise specified, workmanship and materials shall be of best commercial quality. The Contractor shall, if requested by Owner, furnish satisfactory evidence as to the kind and quality of materials. All Work not so conforming will be considered defective.

10.      EMPLOYEES

         10.1 In connection with its performance of each Contract, Contractor shall comply with the applicable provisions of Executive Order 11246 and the regulations issued pursuant thereto (generally Part 6-1 of Title 41 of the Code of Federal Regulations), unless exempted by said regulations, particularly the provisions of the Equal Opportunity
         Clause (41 CFR Section 6- 1.4(a)), which are incorporated


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         herein by reference; the provisions and regulations pertaining to nondiscrimination and affirmative action in employment (41 CFR Sections
         60-1.4, 1.40, 1.41 and 1.42), and the filing of Standard Form 100 EE-1.
         Contractor certifies, in accordance with the requirements of 41 CFR
         Section 6-1.8, that its facilities for employees are not segregated. In addition, Contractor shall comply with the provisions of the
         Affirmative Action Clause for Handicapped Workers (41 CFR Section
         6-741.4), and for Disabled Veterans and Veterans of the Vietnam Era (41
         CFR Section 6-250.4), which are also incorporated herein by reference.

         10.2 Contractor shall at all times enforce strict discipline and good order among its employees, and shall seek to avoid employing on the Work any unfit person or anyone not skilled in the work assigned.
         Contractor shall, if requested to do so by the Owner, remove from the job site any employee whom the Owner determines to be incompetent or undesirable.

11.      INFRINGEMENT OF PROPRIETARY RIGHTS

         11.1 Contractor shall indemnify, defend, and hold harmless the Owner, its employees, agents and affiliates from any and all liabilities, penalties, damages, claims, actions, or proceedings based upon any allegation that any portion or all of the Work furnished under a Contract, or any use thereof for purposes intended by a Contract constitutes an infringement of any patent, copyright, trademark, or other proprietary interest.

         11.2 If Owner provides Contractor notice of a claim of infringement with respect to any Contractor furnished material and equipment, or Information used in connection with the Work (collectively, the "Product") or the Owner's use of all or any portion of the Product is enjoined due to such claim of infringement, Contractor shall promptly and at its sole expense either (i) procure for the Owner the right to continue using the Product or (ii) replace the Product with non-infringing and functionally equivalent Product, (iii) modify the Product so that it becomes non-infringing and functionally equivalent, or (iv) takes such other action as is necessary to assure the Owner's uninterrupted use of the Work.

         11.3 Contractor shall not be liable for indemnification to the Owner to the extent infringement results from (i) design requirements included in the Work at the specific, written direction of the Owner, or (ii) because of use or operation of the Work by the Owner in violation of the written instruction provided as part of the Work by Contractor, its Subcontractors or suppliers.



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12.      SURVEYS

         12.1 Unless otherwise specified, the Owner will furnish all land surveys and establish all base lines for locating the principal component parts of the Work together with a suitable number of bench marks adjacent to the Work. From the information provided by Owner, Contractor shall develop and make all detail surveys needed for locations and other working points, lines and elevations. Contractor shall take necessary care to preserve the base line markers, bench marks and other survey points provided by Owner.

13.      PERMITS, LICENSES AND REGULATIONS

         13.1 Contractor shall comply with all applicable federal, state and local laws and ordinances, and all lawful orders, rules, regulations of governmental agencies.

         13.2 Unless otherwise indicated, Contractor shall obtain and pay for all necessary permits, licenses, and other forms of documentation required to perform the Work hereunder, and upon request of Owner, Contractor shall furnish copies thereof to Owner.

         13.3 If Contractor observes that the Drawings and Specifications are at variance with any such laws, rules, ordinances, regulations, or orders, it shall promptly notify Owner in writing and any necessary changes will be made as provided in the Contract for changes in the Work. The continuance of the Work by the Contractor while aware of such variances, whether or not reported to Owner, shall be at Contractor's sole risk. Contractor will indemnify, defend, and hold harmless Owner, its employees, agents, and affiliates from and against any and all liabilities, penalties, damages, claims, actions, expenses, or proceedings which may arise as a result of the actual or alleged violation of any such law, ordinance, rule, regulation or order as a result of Contractor's performance under this Contract.

14.      PROTECTION OF THE PUBLIC AND OF WORK AND PROPERTY

         14.1 Contractor shall provide and maintain all necessary watchmen, barricades, warning lights, signs, flagmen, police details and other precautions for the protection and safety of the public whether or not reimbursable to the Contractor. Contractor shall continuously maintain adequate protection of all Work from damage, and shall take all necessary precautions to protect the Owner's property from injury or loss arising in connection with this Contract. Contractor shall make good and shall repair, at no cost to Owner, any damage resulting from


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         Contractor's lack of protective precautions. Contractor shall adequately protect adjacent private and public property. Contractor shall exercise the utmost care and shall carry on all activities under the supervision of properly qualified personnel and shall comply with all Federal, state and local laws, ordinances, rules, regulations and orders when the use or storage of explosives or other hazardous materials or equipment if necessary for the execution of the Work.

         14.2 Owner's Representative shall have the right, but not the obligation, to direct Contractor to stop all Work if Contractor is violating any safety rule of the Northeast Utilities Accident
         Prevention Manual. No claim by the Contractor for additional payment or an extension of time for performance will be honored by Owner as a result of such a work stoppage.

         14.3 In an emergency affecting the safety of life, of the Work, or of property, Contractor is, without special instructions or authorization from the Owner's Representative, hereby permitted to act at its discretion to prevent such threatened loss or injury. Any compensation claimed by Contractor on account of emergency work shall be determined by agreement or by arbitration.

15.      INSPECTION AND AUDIT

         15.1 The Contractor will be held responsible for the acceptability of the finished Work. The Owner's Representative shall at all times have access to the Work and Contractor's facilities for inspection, audit and survey purposes and the Contractor shall provide reasonable assistance and cooperation for such inspections, audits and surveys.

         15.2 Owner shall have the right to make Periodic Inspections of any part of Contractor's operations occupying Owner's property. Owner will give Contractor reasonable advance written Notice of any periodic inspections, except in those instances where, in the sole judgment of Owner, safety considerations justify the need for a Periodic Inspection without notice. A representative of the Contractor may accompany the Owner's representative on all Periodic Inspections. The making of Periodic Inspections or the failure to do so shall not impose upon Owner any liability of any kind whatsoever nor relieve Contractor of any responsibility, obligations or liability assumed under this Contract.

         15.3 Re-examination of any Work may be ordered by Owner's
         Representative, and, if so ordered, the Work must be uncovered by Contractor. If such Work is found to be in accordance with the Contract, Owner shall pay the cost of re-examination. If such Work is not in accordance with the Contract, Contractor


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         shall pay such cost, unless it shall be shown that the defect in the
         Work was caused by another contractor employed by Owner, and in that event, Owner shall pay such cost.

16.      PROGRAM MANAGEMENT

         16.1 The Contractor shall keep a competent superintendent and any necessary assistants and other management personnel on the job site during the performance of the Work. The superintendent shall be authorized to act for the Contractor, and all instruction given to him/her shall be binding as if given directly to the Contractor. The superintendent shall give efficient supervision to the Work using the best of skill and attention. Owner reserves the right to have a superintendent removed from the project in the Owner's sole discretion if the Owner determines that the superintendent fails to comply with the Owner's specifications or standards.

         16.2 The Contractor shall designate a Superintendent and the Owner shall designate an Owner's Representative (the "Managers"). Whenever either party is entitled to approve a matter, the Manager for the party responsible for the matter shall notify the Manager of the other party of the nature of such matter. The Managers shall discuss such matter, and each Manager is authorized to approve such a matter on behalf of his/her company.

17.      DISCREPANCIES

         17.1 If the Contractor, in the course of the Work, finds any discrepancy, such as differences between the Drawings and the physical conditions of the locality, or any errors or omissions in the Drawings or in the layout as given by survey points and instructions, Contractor shall immediately inform the Owner's Representative in writing, and the Owner's Representative will promptly investigate the situation. Any
         Work done after such discovery, until authorized by Owner, will be done at the Contractor's sole risk.

18.      CHANGES IN THE WORK

         18.1 Except in an emergency endangering life or property, no change in the Work shall be made unless pursuant to a written order of the Owner, and no claim for an addition to the contract fee, labor man-hours or any other reimbursable cost shall be valid unless the change was so ordered.


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         18.2 The Owner may make changes in drawings and specifications or scheduling within the general scope of the Contract at any time by a written order. If such changes add to or deduct from the Contractor's cost of the Work, the contract fee, labor man-hours or any other reimbursable expense, the Contractor's cost will be adjusted accordingly and the Contractor shall proceed with the Work as changed.
         All such Work shall be executed under the conditions of the original
         Contract except that any claim by the Contractor for extension of time caused thereby will be considered and decided upon when such change is ordered.

         18.3 The Owner's Representative shall have authority to verbally make minor changes in the Work not involving extra cost, and not inconsistent with the purpose of the Work.

19.      TIME AND ORDER OF COMPLETION; DELAYS AND EXTENSION OF TIME

         19.1 The time for performance stated in the Contract is "of the essence," and Contractor covenants to complete the Work in full accordance with the terms of the Contract within the time limits stated therein. Contractor shall keep Owner's Representative advised of the progress of the Work.

         19.2 If Contractor is delayed in the progress of the Work for any reason which Owner's Representative may deem to justify the delay, then the time of completion shall be extended for such reasonable period of time as Owner's Representative may decide.

20.      INTERFERENCE WITH OPERATIONS

         20.1 Contractor acknowledges that the Work will involve structures that are part of Northeast Utilities electric transmission system and that at all times the safe and continuous operation of the electric transmission system is Owner's foremost priority.

         20.2 Interference with normal operations of Owner's plant or equipment shall be avoided wherever possible. Upon application by Contractor, Owner's Representative will determine in advance whether such interference is unavoidable and will establish the necessary procedure therefor. Except in an emergency involving the protection of life or property, Contractor shall not operate any of Owner's plant or equipment or control any device except at the direction of and under the immediate supervision of a responsible representative of Owner.


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         20.3 The Contractor shall perform the Work in a manner so as to not physically conflict or interfere with the Owner's property and any facilities attached thereon or placed therein by joint users or others.

         20.4 Contractor shall notify Owner of any condition of any Owner structure that may require improvement to permit the structure to support the Work.

         20.5 Contractor shall not have any approval or authority to modify any structure or any property of Owner by virtue of this Contract and shall not do so without the written approval of Owner and Northeast
         Utilities.

21.      FORCE MAJEURE

         21.1 Neither party shall be liable to the other for loss or damage resulting from any delay or failure of a party to perform its contractual obligations due to conditions or circumstances which are not caused by that party's violation of the terms of the Contract and are beyond that party's control, including but not limited to: acts of God; war; acts of the public enemy; riot; civil commotion; sabotage;
         Federal, state or municipal action or regulation including delays or failure to act by any regulatory or other agency in granting permits or licenses; strikes or other labor troubles; fire; flood; accidents;
         delays, epidemics, quarantine restrictions; embargoes and other transportation delays; damage to or destruction in whole or in part of office equipment or manufacturing plant, to the extent such facilities are necessary to proper performance of the party's obligations under any Contract and alternative facilities are not reasonably available;
         and inability to obtain raw materials, labor, fuel or supplies.

         21.2 Any such condition of Force Majeure shall extend the time of Contractor's performance to the extent such condition directly affects the completion of Work required under the Contract. Contractor shall use its best efforts to reschedule its Work to mitigate the effect of such condition and to eliminate such condition as soon as possible.
         However, unless Owner agrees to pay all direct incremental costs of such measures, Contractor shall not be required to subcontract Work or to work additional hours or shifts which, but for the delay, would not have been required to meet the schedule for completing all or any portion of the Work.

         21.3 The limitations of Contractor's liability under this paragraph shall not, however, apply to commercial impracticability.



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22.      CLAIMS

         22.1 If Contractor claims that any changes to the Work issued after the date of the Contract involve extra cost and/or time under this Contract, it shall give the Owner's Representative written notice within ten days after receipt of such claims and changes and in any event before proceeding to execute the changed Work, except in an emergency endangering life or property, then the procedure shall then be as provided for in Section 18. No such claims will be valid unless so made.

23.      DEDUCTIONS FOR UNCORRECTED WORK

         23.1 If Owner deems it is not expedient to correct Work that has been damaged or that was not done in accordance with the Contract, an equitable deduction from payments to Contractor will be made.

24.      CORRECTION OF WORK BEFORE FINAL PAYMENT

         24.1 Before final payment is made and subject to Section 39, the Contractor shall promptly remove from the premises all materials and Work condemned by Owner's Representative as failing to meet Contract requirements, whether incorporated in the Work or not. The Contractor shall promptly replace or re-execute such Work in accordance with the Contract and without expense to Owner and shall bear the expense of making good all Work of other contractors destroyed or damaged by such removal, replacement or re-execution. If the Contractor does not remedy such defective or non-conforming Work within a reasonable time, the Owner may remove it and may store or dispose of the materials and equipment and make such repairs or replacements as are necessary, all at the expense of the Contractor.

25.      SUSPENSION OF WORK

         25.1 Owner may at any time suspend the Work or any part thereof by giving twenty-four (24) hours, notice to the Contractor in writing. The
         Work shall be resumed by the Contractor within Ten (10) days after the date fixed in the written notice from Owner to the Contractor to do so.
         Owner will reimburse the Contractor for direct, reasonable expenses incurred as a result of such suspension.

         25.2 If the Work or any part thereof is stopped by notice aforesaid, and if Owner does not give notice in writing to the Contractor to resume work at a date within 30 days after the date fixed in the written notice to suspend, then the Contractor


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         may abandon that portion of the Work so suspended upon Ten (10) days, prior written notice to Owner and it will be entitled to payment for all Work done on the abandoned portion, including work in progress commitments relating thereto.

26.      THE OWNER'S RIGHT TO TERMINATE CONTRACT FOR CAUSE

         26.1 Owner may without prejudice to any other right or remedy and after giving the Contractor and its surety (if the Work is covered by a bond) thirty (30) day written Notice, terminate the Contract, subject to
         Section 35.10, and take possession of all materials, and other facilities of any nature relating to the Work paid for by the Owner, and the Owner may finish the Work by whatever method it chooses, in the event that the Contractor:

                  26.1.1 fails to maintain the necessary insurance coverages, and continues to fail to maintain the necessary insurance coverages after a thirty (30) day period for Contractor to cure such condition;

                  26.1.2 not provide a bond or other acceptable surety within 30 days of the date hereof, if one is required;

                  26.1.3 if the Contractor is adjudged bankrupt, or should make a general assignment for the benefit of creditors, or if a receiver should be appointed as a result of insolvency;

                  26.1.4 if there exists a material breach of the Contract.

         26.2 In the event Owner Terminates the Contract for the reasons of this
         Section 26, the Owner shall employ whatever methods, in its sole determination, are available to the Owner to complete the Work, and Owner shall collect any and all such costs associated thereby from Contractor, including the right to off-set against Contractor's amounts due and payable by Owner to Contractor.

27.      DEFAULT

         27.1 If either party shall allow any undisputed payment due hereunder to be in arrears more than 30 days after Notice from the other party;
         shall allow any policy of insurance provided by this Contract to expire without renewal, or shall remain in default under any other provision of this Contract for a period of 30 days after Notice by the other party of such default, the party so notifying the other party may, at its option, terminate this Contract, provided, however, that, in the case of a default for other than failure of payment or failure to maintain


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         insurance, where the party in default proceeds with all due diligence to cure such default and cure is not possible within said 30 days, then the party then in default shall have such time to cure the default as the defaulted party agrees is reasonably necessary.

28.      TERMINATION FOR OWNER'S CONVENIENCE

         28.1 Owner shall provide Contractor with five (5) days, prior written
         Notice of Termination for Owner's Convenience. In the event that Owner shall so terminate for Owner's convenience, Owner shall pay Contractor a "Cancellation Fee" calculated as a percentage of the Contract price relating to the percentage of the Work completed on the Link Segment under construction at the time of cancellation plus the direct, reasonable costs incurred by the Contractor to accomplish said cancellation including the following costs to the extent that they are not reimbursed in the percentage of Work completed as demonstrated by the Contractor:

         28.2 For reasonable costs and expenses actually incurred as a direct result of such termination provided however in no event shall the total payments to contractor exceed the base price under the Contract. These costs are to include, but are not limited to such items such as bid preparation, mobilization training, start-up, and demobilization.

         28.3 The Contractor shall use its best efforts to minimize the costs of cancellation. As a condition to the Owner's obligation to pay such costs, the Contractor shall provide the Owner with an itemized accounting of all costs of cancellation.

29.      REMOVAL OF EQUIPMENT

         29.1 Upon completion of the Contract, or in case of termination of the Contract before completion for any reason whatsoever, the Contractor shall within a fourteen (14) day period remove any part or all of its equipment and supplies from the property of the Owner, failing which the Owner shall have the right to remove such equipment and supplies and deliver same to Contractor, at the sole expense of the Contractor.

30.      RESPONSIBILITY FOR WORK

         30.1 The Contractor assumes full responsibility for the acts and omissions of all its employees and all Subcontractors, their agents and employees, and all other persons performing any of the Work under the Contract. Until final acceptance,


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         the Contractor shall be responsible for damage to or destruction of the
         Work not covered by the insurance provided under Section 35. Contractor agrees to make no claims against the Owner for damages to the Work from any cause except negligent or willful acts of Owner.

31.      TAXES

         31.1 The unit prices for construction units in this Contract include provisions for the payment of all moneys which will be payable by the Contractor or the Owner in connection with the construction of the Work on account of taxes imposed by any taxing authority upon the sale, purchase, or use of materials, supplies and equipment, or services or labor of installation thereof, to be incorporated in the Work as part of such construction units. The Contractor agrees to pay all such taxes, except taxes upon the sale, purchase or use of Owner-furnished materials, if applicable. The Contractor will furnish to the appropriate taxing authorities all required information and reports pertaining to the Work, except as to the Owner furnished materials.

32.      PAYMENTS WITHHELD PRIOR TO FINAL ACCEPTANCE OF WORK

         32.1 The Owner may withhold payment of all or part of Contractor's invoice to such extent as may be necessary to protect itself from loss caused by:

                  32.1.1  Defective Work not remedied;

                  32.1.2 Claims filed or reasonable evidence indicating probable filing of claims by other parties against the Contractor or Owner in connection with the Work;

                  32.1.3 Failure of the Contractor to make payments properly for material, labor, equipment, and other obligations;

                  32.1.4  Damage to another contractor;

                  32.1.5 Reasonable doubt that the Work can be completed for the unpaid balance of the Contract;

                  32.1.6 Reasonable indication that the Work will not be completed within the Contract time;

                  32.1.7 Unsatisfactory prosecution of the Work by the Contractor.


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         32.2 When the above grounds are removed or the Contractor provides a surety bond satisfactory to the Owner which will protect the Owner in the amount withheld, payment will be made of the amounts withheld. When deemed reasonable by the Owner, the Owner may use such funds to rectify the situation giving rise to the withholding of funds.

33.      PARTIAL COMPLETION AND ACCEPTANCE

         33.1 If at any time prior to final acceptance as referred to in Section
         34, any portion of Work has been completed and if Owner determines that such portion of the Work is of value to Owner, the Owner will, if applicable, issue to the Contractor a "Certificate of Partial
         Completion," and thereupon or at any time thereafter, the Owner may take over and use the portion of the Work described in such certificate and may exclude Contractor therefrom. The issuance of a certificate of partial completion will not release the Contractor or its sureties from any obligations under the contract, unless such prior use delays the work or increases its cost. In this event, the Contractor will be entitled to extra compensation or extension of time, or both, as the Owner may determine.

         33.2 The Owner will release retainage to the Contractor on each line segment after the Work on that segment is completed. If Work on a segment has not been completed due to the Owner's inability to release the Work to the Contractor then the Owner will release the retainage on that segment minus the value of the Work that has not been released to the Contractor.

34.      FINAL ACCEPTANCE AND PAYMENT

         34.1 Upon receipt of written notice that Work is Substantially
         Completed or ready for final inspection and acceptance, Owner's
         Representative will promptly make such inspection. The balance due the Contractor, including retainage, is due and payable upon acceptance of the Work and compliance with all billing procedures, less any amounts withheld based upon the estimate of Owner's Representative for the fair value of claims against the Contractor and the cost of completing any incomplete or defective items of work.

         34.2 If after the Work has been substantially completed, full completion is materially delayed through no fault of the Contractor and if Owner's Representative so certifies, Owner will without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. Such payment will be made under the terms and conditions governing


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         final payment, except that it will not constitute a waiver of claims.
         In such instance, all retainage shall be held by Owner until the
         Contract is fully completed.

         34.3 Before issuance of final payment, and subject to Section 39, Contractor shall certify in writing to Owner that all payrolls, material bills, and other indebtedness connected with the Work have been paid or otherwise satisfied. In case of disputed indebtedness or liens, if the contract does not include a payment bond, Contractor may submit in lieu of certification of payment, a surety bond guaranteeing payment of all such disputed amounts, including all related costs and interest in connection with said disputed indebtedness or liens which Owner may be required to pay upon adjudication.

         34.4 Before final payment, Contractor shall furnish to Owner as-built drawings, manufacturer's manuals and instructions as required by the Contract.

35.      CONTRACTOR'S INSURANCE

         35.1 The Contractor shall purchase and maintain such insurance to protect itself, its subcontractors, the Owner, the Owner's
         Representative, and other personnel of the Owner from the claims set forth below which may arise out of or result from operations under this Agreement whether such operations are performed by itself or by a subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

                  35.1.1 Claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed.

                  35.1.2 Claims for damages because of bodily injury, occupational sickness or disease, or death of his employees under any applicable employer's liability law.

                  35.1.3 Claims for damages because of bodily injury or death of any persons.

                  35.1.4 Claims for damages because of injury to of destruction of tangible or real property, including loss of use or loss of value.


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                  35.1.5 Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance, or use of any vehicle.

         35.2 The Contractor's Commercial or Comprehensive General Liability
         Insurance shall include premises-operation (including explosion, collapse, and underground coverage), elevators, independent
         Contractors, completed operations, environmental-pollution hazard and blanket Contractual liability on all written Contracts, all including broad form property damage coverage and pursuant to the Special Terms and conditions attached hereto.

         35.3 The Contractor's Commercial or Comprehensive General and
         Automobile Liability Insurance, as required by Subparagraphs 35.1 and
         35.2 shall be written for not less than limits of liability as follows:

                  35.3.1  Commercial or Comprehensive General Liability

                           a)       Bodily Injury $2,000,000 Each Occurrence
                                    $2,000,000 Aggregate

                           b)       Property Damage $2,000,000 Each Occurrence
                                    $2,000,000 Aggregate or a combined single limit of $2,000,000 Each Occurrence
                                    $2,000,000 Aggregate

                  35.3.2  Automobile Liability

                           a)       Bodily Injury $1,000,000 Each Person
                                    $1,000,000 Each Occurrence

                           b)       Property Damage $1,000,000 Each Occurrence

                  35.3.3 Excess Liability (Umbrella Form) the minimum limit which includes the values of the underlying coverages is $10,000,000.

         35.4 Comprehensive or Commercial General Liability Insurance may be arranged under a single policy for the full limits required or by a combination of underlying policies with the balance provided by an Excess or Umbrella Liability policy.

         35.5 Any such policy shall be from a responsible insurance company with a "Best" rating of A or better, and such policies shall further provide that not less


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         than 60 days' written notice shall be given to the Owner before such policy(ies) may be canceled, materially changed or undergo a reduction in insurance limits provided thereby. Certificates evidencing such policies are a condition precedent to the Owner's issuance of this
         Contract and shall be delivered to the Owner with the Contractor's execution of the Contract.

         35.6 All policies other than Workers' Compensation shall be endorsed to list FiveCom, Inc., FiveCom LLC, NECOM LLC, NU/Mode 1, and Northeast
         Utilities, and its operating companies as "Additional Insured," as their interests may appear, but only with respect to third-party claims.

         35.7 Such insurance coverage shall be primary to any other coverage available to the Owner or its affiliates and shall not be deemed to limit the Contractor's liability under this Contract.

         35.8 All insurance shall be written on an occurrence basis. If this is not possible, subject to the Owner's approval, coverage shall be obtained on a claims made aggregate form; however, the carrier must notify Owner if the limits have been materially affected by loss payments or establishment of reserves that materially affect the coverage, and Contractor agrees to restore the policy limits to the required amounts.

         35.9 Upon timely notice to the Contractor, Owner may require reasonable increases in the amount of insurance coverage which will be obtained by Contractor within 30 days after Owner's request. The Owner will pay the direct additional cost of such insurance in accordance with the Contract and the Contractor's obligation to provide such additional insurance is limited to the coverages that the Contractor's carrier is able to provide.

         35.10 If the Contractor fails to maintain the necessary insurance for any reason, Contractor shall cease all activities related to the Work and shall not commence the Work until Contractor provides evidence to the Owner that Contractor meets the necessary insurance coverages. If
         Contractor fails to maintain the necessary insurance, Owner shall not be liable for any of Contractor's direct or indirect cost to cease the Work, recommence the Work, or for any costs associated with the protection of the Work caused by the Contractor's failure to maintain the necessary insurance.



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36.      INSURANCE TO PROTECT THE WORK

         36.1 Owner may purchase and maintain property insurance upon the entire
         Work for the full value of the Work as of the time of any loss. This insurance shall include as "Additional Insured" the Contractor and Subcontractors and shall insure against loss from the perils of Fire, Extended Coverage, and shall include "All Risk" insurance for physical loss or damage including, without duplication of coverage, at least theft, vandalism, malicious mischief, transit, collapse, flood, and earthquake. The Contractor will be responsible for any deductibles under the policy.

         36.2 Owner may purchase and maintain such boiler and machinery insurance as may be required. This insurance shall include the interest of the Owner, the Contractor, and subcontractors in the Work; the Contractor will be responsible for any deductibles under the policy.

         36.3 Waivers of Subrogation. Owner may, at its option, self insure all or any part of the risk of physical loss or damage to the Work.

                  36.3.1 The Owner and Contractor waive all rights against each other and the Subcontractors for damage caused by perils covered by insurance provided under this paragraph except for the Contractor's responsibility for the deductible amounts under such insurance. The Contractor shall require similar waivers from all Subcontractors.

                  36.3.2 The Owner and Contractor waive all rights against each other and the Subcontractors for loss or damage to any equipment used in connection with the Work and covered by any property insurance, except for the Contractor's responsibility for the deductible amounts under such insurance. The
                  Contractor shall require similar waivers from all Subcontractors.

37.      GUARANTEE OF WORK

         37.1 In the event that any defects occur in the Work performed under the contract documents within two years of final acceptance or such other time period as identified in the Special Conditions or Purchase
         Order due to faulty materials or workmanship, the Contractor shall make all repairs and do all necessary work to correct the defects to the satisfaction of Owner. Unless otherwise indicated, such repairs and corrective work shall be started within five days after Owner has


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         notified Contractor of the defect and shall be completed as soon as practicable under the circumstances at no cost to Owner.

         37.2 In the event the Contractor fails to complete repairs and corrective work after being notified as stipulated herein, Owner may have the work done by others, and Contractor shall pay to the Owner all costs related thereto.

         37.3 The Contractor warrants that the supervisory, scientific, engineering, architectural, and technical or professional services provided under this Contract shall be performed by personnel who are fully qualified and competent and whose recommendations, guidance and performance reflect professional knowledge, judgment and performance generally accepted and appropriate in the industry.

         37.4 The Contractor, at its sole expense and prior to delivering consumables or materials incidental to the performance of Work, shall inspect or test the consumables or materials to assure compliance with the requirements of the Contract. Evidence of compliance may consists of the Contractor's testing and inspection records or those of the manufacturer for lots of consumables or materials from which those provided to the Owner are taken.

         37.5 The Contractor shall take all reasonable steps to transfer for the benefit of Owner all warranties or guarantees available from the suppliers of information, materials and equipment to the Contractor, its agents, subcontractors, or those under its control.

         37.6 The Contractor warrants that it shall complete the Work in accordance with the milestones set forth in the project schedule. To assure such completion, the Contractor shall at its own expense, use its best efforts to restore the Work to schedule, including but not limited to the (i) placing its forces and those of its subcontractors on extended working hours, (ii) assigning additional forces to the Work, and (iii) establishing expedited, priority treatment for the acquisition, fabrication, and delivery of the materials, equipment and supplies necessary to complete the Work.

         37.7 The foregoing warranties are subject to the following conditions:

                  37.7.1 The Contractor shall not be responsible for repairs, replacement or corrections made by others, except Owner, to the Work except upon Contractor's prior written authorization.


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                  37.7.2 Owner shall notify the Contractor in writing of any breach of warranty.

                  37.7.3 If any defect in the Contractor's performance is latent and not discoverable by Owner's reasonably careful inspection during the initial warranty period, the applicable warranty period shall be extended to a total period of five (5) years.

                  37.7.4 If the Contractor is required to perform repair or replacement work hereunder, the warranty obligations of Contractor for such repair or replacement shall be those applicable to the original Work and shall commence as of the date of Acceptance of such repair or replacement.

38.      SURETY BONDS

         38.1 The Owner may require prior to the signing of the Contract that the Contractor furnish bond covering the faithful performance of the Contract and the payment of all obligations arising thereunder, in such form as the Owner may prescribe in the bidding documents and subject to the Owner's approval of the bonding company. If such bond is required prior to the receipt of bids, the premium shall be paid by the Contractor; if subsequent thereto, it will be paid by the Owner. The
         Owner may require additional bond if the Contract value is increased appreciably.

39.      WAIVER OF MECHANIC'S LIENS

         39.1 Contractor hereby waives its rights to any mechanic's lien under any applicable statutes or otherwise for services performed or materials furnished in connection with the Work. Contractor shall obtain from any Subcontractor or vendor prior to the performance of any of the Work, a written waiver satisfactory to Owner of all such subcontractor's or vendor's right to any such lien and shall deliver such waiver to Owner promptly upon receipt thereof. Upon Owner's request, Contractor shall obtain, without additional cost to Owner, a bond satisfactory to Owner to indemnify Owner against such liens and charges.

40.      PROPRIETARY INFORMATION

         40.1 Each party acknowledges that in the course of the performance of this Contract and the Work it may have access to privileged and proprietary information claimed to be unique, secret, and confidential, and which constitutes the exclusive property and trade secrets of the other ("Proprietary Information").


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         This information may be presented in documents marked with a restrictive notice or otherwise tangibly designated as proprietary or during oral discussions, at which time representatives of the disclosing party will specify that the information is proprietary and shall subsequently confirm said specification in writing within five days. Each party agrees to maintain the confidentiality of the
         Proprietary Information and to use the same degree of care as it uses with regard to its own proprietary information to prevent the disclosure publication or unauthorized use of the Proprietary
         Information. Neither party may duplicate, copy or use Proprietary
         Information of the other party other than to the extent necessary to perform this Contract. Either party shall be excused from these nondisclosure provisions if the Proprietary Information received from the other party has been or is subsequently made public by the other party, is independently developed by such party, disclosed pursuant to order by a court or government agency, or if the other party gives its express, prior written consent to the disclosure of the Proprietary
         Information.

         40.2 The Contract and all documents related thereto, including the routing of NEON, the other Owner's contracts, contracts with customers, and customer names are deemed Proprietary Information without further notice, and will not be disclosed.

         40.3 The provisions of this Section shall not apply to reasonably necessary disclosures in or in connection with regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, or disclosures that may be reasonably necessary in connection with the performance of this Contract.

41.      RIGHTS OF VARIOUS INTERESTS

         41.1 Whenever work being done by the Owner's forces or by another contractor's forces is adjacent to Work covered by this Contract, the respective rights of the various interests involved will be established by the Owner, to secure the completion of the various portions of the Work in general harmony.

         41.2 If any part of the Contractor's Work depends for proper execution or results upon work of any other contractor, the Contractor shall inspect and promptly report to Owner's Representative any defects in such work that render it unsuitable for such proper execution and results. Failure to inspect and report shall constitute an acceptance of the other contract's work as fit and proper for the reception of his work, except as to defects which may develop in the other contractor's work after the execution of Contractor's Work.


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         41.3 Contractor agrees, upon reasonable request, to allow Owner to be on Contractor's premises at such times as may be required for Owner to perform any appropriate testing, inspection, maintenance and repair of
         Owner's material and equipment that is located in Contractor's
         Property.

         41.4 To insure the proper execution of subsequent work, the Contractor shall measure work already in place and shall report to Owner's
         Representative at once any interference with work and any discrepancy between the executed work and any drawings relative thereto.

42.      LABOR RELATIONS

         42.1 Notice by Owner. Owner agrees to notify Contractor immediately whenever Owner has knowledge that a labor dispute concerning its employees is delaying or threatens to delay Owner's timely performance of its obligations under this Contract. Owner shall endeavor to minimize impairment of its obligations to Contractor (by using Owner's management personnel to perform work, or by other means) in event of a labor dispute.

         42.2 Notice by Contractor. Contractor agrees to notify Owner immediately whenever Contractor has knowledge that a labor dispute concerning its employees is delaying or threatens to delay Contractor's timely performance of its obligations under this Contract. Contractor shall endeavor to minimize impairment of its obligations to Owner (by using Contractor's management personnel to perform work, or by other means) in the event of labor dispute.

43.      SEPARATE CONTRACTS

         43.1 The Owner reserves the right to let other contracts in connection with this project. The Contractor shall afford other contractors reasonable opportunity for the introduction and storage of their materials and the execution of their work and shall properly connect and coordinate the Work with the work of others.

44.      SUBCONTRACTORS

         44.1 Contractor shall name all subcontractors who are proposed to participate in the Work. The Contractor shall not make any substitution in subcontractors without written approval from the Owner.


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         44.2 The Contractor agrees that it is fully responsible to the Owner for acts and omissions of its subcontractors and of persons either directly or indirectly employed by them.

         44.3 Nothing contained in the Contract documents shall create any direct contractual relation between any subcontractor and the Owner.

45.      OWNER'S REPRESENTATIVE STATUS

         45.1 The Owner's Representative will perform technical inspection of the Work. The Owner's Representative has authority to (i) stop the Work whenever such stoppage may be necessary to insure the proper execution of the Contract, (ii) reject all Work and materials which do not conform to the Contract, (iii) decide questions which arise in the execution of the Work and (iv) make minor changes in the Work not involving extra cost and not inconsistent with the purpose of the Work.

46.      OWNER'S REPRESENTATIVE DECISIONS

         46.1 The Owner's Representative will within a reasonable time after presentation, make decisions in writing on all claims of Contractor and on all other matters relating to the execution and progress of the Work or the interpretation of Contract Documents.

47.      DISPUTE RESOLUTION

         47.1 Arbitration. If any question shall arise in regard to the interpretation of any provision of this Contract or as to the rights or obligations of the parties hereunder, the question shall be referred to the respective Managers who shall deliberate such questions for not more than 15 days. If a resolution is not forthcoming within said period the matter will be referred to a senior executive designated by each party who shall, within 30 days of the request of the party invoking these dispute resolution procedures, meet with each other to negotiate and attempt to resolve such question in good faith. Such senior executives may, if they so desire, consult outside experts for assistance in arriving at such a resolution. In the event that the resolution is not achieved within 30 days after such a request, then the question shall be finally resolved by the award of arbitrators (all of whom shall be arbitrators certified by the American Arbitration
         Association) named as follows:


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                  47.1.1 the party sharing one side of the dispute shall name an arbitrator and give written notice thereof to the party
                  sharing the other side of the dispute;

                  47.1.2 the party sharing the other side of the dispute shall, within 14 days of receipt of such written notice, name an arbitrator; and

                  47.1.3 the arbitrator so named shall within 15 days after the naming the latter of them, select an additional arbitrator. If such additional arbitrator is not selected within fifteen (15) days of the appointment of the latter of the arbitrators the party sharing either side of the dispute may seek to appoint such third arbitrator by applying to the American Arbitration
                  Association. The arbitrators shall proceed promptly to hear and determine the matter in controversy. The arbitration shall be conducted in accordance with the Commercial Arbitration
                  Rules of the American Arbitration Association. The arbitrators shall be instructed that their decision must be made within 45 days after the appointment of the third arbitrator, subject to any reasonable delay due to unforeseen circumstances.

         47.2 Award; Costs. The decision of the arbitrators shall be in writing and signed by the arbitrators or a majority of them and shall be final and binding on the parties, and the parties shall abide by the decision and perform the terms and conditions thereof. Unless otherwise determined by the arbitrators, the fees and expenses of the arbitration shall be borne by the party losing in these dispute resolution procedures, or if no party prevails in full, as allocated by the arbitrators based on the relative merits of the parties' positions.
         Judgment upon the award rendered may be in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. All arbitration shall be conducted in Worcester, Massachusetts.

         47.3 The Contractor shall carry on the Work and maintain the progress schedule during any arbitration proceedings, unless otherwise agreed to by the Owner in writing.


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48.      CLEANING UP

         48.1 The Contractor shall at all times keep the premises or site free from accumulations of waste material or rubbish and shall remove at its own expense from the Owner's property and from all public and private property all temporary structures, rubbish and waste materials resulting from its operations. This requirement shall not apply to property used for permanent disposal of rubbish or waste materials in accordance with permission of such disposal granted to the Contractor by the Owner thereof.

         48.2 If the Contractor fails to clean up the Owner may do so and the cost thereof shall be charged to the Contractor.

49.      MONTHLY PAYMENTS

         49.1 Unless otherwise specified, the Contractor shall submit monthly invoices in triplicate covering work completed under the basic Contract and authorized extras. Subject to approval by the Owner, payments will be made in an amount not to exceed 90% of the invoice. Retainage will be paid after final acceptance of all parts of the Work. No payment shall be due and the Owner may withhold from the Contractor the amount of any claim by a third party against the Contractor based upon an alleged failure of the Contractor to perform the work hereunder in accordance with the provisions of the Contractor.

         49.2 The Contractor shall receive payment from Owner within thirty (30) days from the invoice date for all portions of undisputed invoices.
         Owner shall pay interest on any late payment excluding (i) disputed portions of invoice, (ii) retainage, and (iii) moneys owing and rightfully withheld, at an interest rate equal to the prime rate as published in the Wall Street Journal plus One Percent (1%).

50.      SAFETY PRACTICES

         50.1 All persons employed by the Contractor, its agents, subcontractors, or under its control shall be instructed in and familiar with safety rules and regulations applicable to the Work being performed. The Contractor shall have the sole responsibility to see that such persons are so informed and that safety practices are followed. Copies of the Owner's safety rules are available upon request.

         50.2 While performing all Work, the Contractor, its agents, subcontractors, and those under its -control shall fully comply with all federal, state, and local safety rules and regulations. In addition, when performing Work at Owner's site,


                                      -30-


Revision #8, August 8, 1996
Issuing Date:  08/08/96

         Owner's safety rules, and Northeast Utilities Accident Prevention Manual shall be applicable.

         50.3 All persons employed by the Contractor, its agents, subcontractors, or those under its control who carry out Work in the vicinity of energized conductors and equipment shall be instructed by the Contractor in approved methods of artificial resuscitation before beginning Work.

         50.4 The Contractor shall furnish Material Safety Data Sheets (MSDS) to Owner's Representative for any product intended for use on this project and make copies of such MSDS available for Owner's employees at a central location at the work site. No product for which an MSDS submittal has been requested shall be used until the MSDS has been reviewed by Owner.

         50.5 Owner shall have the authority to suspend Contractor's work operations in and around Owner's property in the event of material safety violations exist or are not corrected within a reasonable time or if, in the sole judgment of Owner, at any time life threatening or hazardous conditions arise or any unsafe practices are being followed by Contractor, Contractor's employees, agents, or subcontractors.

         50.6 The presence of Owner Representative, Owner employee(s) or agent(s) shall not relieve Contractor of its responsibility to conduct all of its work operations in and around Owner's property in a safe and workmanlike manner, and in accordance with the Terms and Conditions of this Contract.

51.      INDEMNIFICATION AND LIABILITY

         51.1 The Contractor and its subcontractors shall indemnify and hold harmless the Owner, its employees, contractors, subcontractors, agents, directors, officers, affiliates, and subsidiaries and their respective employees, subcontractors, agents, directors and officers from any and all damages, claims, demands or suits of any kind for injury to persons, including death, and damage to property suffered by any person or persons (including employees of the Contractor or any subcontractor or any other Contractor performing any part of the Work), or by any firm or corporation arising out of, or claimed to have arisen out of, any acts or omissions of the Contractor, its subcontractors, agents, or employees in the course of the Work performed.

Revision #8, August 8, 1996
Issuing Date:  08/08/96

52.      ASSIGNMENT

         52.1 The Contractor has been selected by the Owner because of its particular expertise. The Contractor shall have no right to assign the Contract in whole or in part except upon the written consent of the Owner. The Contractor shall not assign its right to any moneys due but unpaid under the terms of the Contract.

         52.2 The Owner shall have the unrestricted right to assign the Contract in whole or in part provided reasonable financial assurances are given to the Contractor by the assignee prior to the assignment.

53.      SEVERABILITY

         53.1 If any part of any provision of this Contract or any other agreement, document or writing given pursuant to or in connection with this Contract shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of said agreement; provided, however, that if any such ineffectiveness or enforcement of any provision of this Contract, in the good faith judgment of either party, renders the benefits to such party of this Contract as a whole uneconomical in light of the obligations of such party under this Contract as a whole, then the other party shall negotiate in good faith in an effort to restore insofar as possible the economic benefits of this Contract to such party.

54.      WAIVERS

         54.1 No waiver by any party of its rights against the other for a particular default shall be deemed to be a waiver of rights with regard to any other default by the other.

55.      APPLICABLE LAW

         55.1 This Contract shall be interpreted in all respects under the laws of the Commonwealth of Massachusetts.

56.      RIGHT TO AUDIT

         56.1 Owner shall have the right to inspect and audit all of Contractor's and any Subcontractor's books, record, correspondence, receipts, vouchers and memoranda relating to or affecting this Contract. Contractor and any Subcontractors shall

Revision #8, August 8, 1996
Issuing Date:  08/08/96

         preserve all such records for a period of two years following final payment hereunder. Contractor shall provide for such right to audit by Owner in all contracts with Subcontractors relating to this Contract.

57.      CONDITION PRECEDENT TO PERFORMANCE

         57.1 As a condition precedent to the performance of Work under the Contract by the Contractor, Owner shall provide evidence, to the satisfaction of Contractor, of its financial capacity to meet obligations hereunder. Upon Owner's presentation of such evidence, Contractor shall Notify Owner of the satisfaction of this condition precedent within seven (7) days. In the event that Contractor (i) does not Notify Owner within seven days or Owner does not satisfy Contractor as to its financial capacity, then the parties hereto shall have no further obligation to one another hereunder and the Contract shall be void.

         57.2 By the execution of the Contract to perform the Work, the Contractor hereby accepts the fitness of the Owner to perform its obligations hereunder.

58.      EXERCISE OF RIGHTS

         58.1 No failure or delay on the part of Owner in exercising any right, power or privilege hereunder and no course of dealing with the Contractor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Revision #8, August 8, 1996
Issuing Date:  08/08/96

59.      NOTICES

         59.1 All notices authorized or required by this Contract shall be given in writing and delivered by hand or an insured overnight courier and shall be deemed sufficiently given, served, sent or received, with the return or delivery receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation, to the following addresses, which may change from time to time by such notice to either party, if to:

                Mailing:            Seaward Corporation
                                    P.O. Box 1177
                                    Portsmouth, NH  03802-1177

                Physical:           Route 236
                                    Kittery, Maine 03904
                                    Attention: Robert A. Fralley, Jr.

                Owner:              NECOM LLC
                                    391 Totten Pond Road, Suite 401
                                    Waltham, MA 02154
                                    Attention: Owner's Representative

                With a copy to:     Martin Kaplan, P.C.
                                    Hale and Dorr
                                    60 State Street
                                    Boston, MA 02109

                With a copy to:     FiveCom LLC
                                    391 Totten Pond Road
                                    Suite 401
                                    Waltham, MA  02154
                                    Attention: Manager

         59.2 Special Damage Notification. In the event that the Work or material related thereto is damaged for any reason, the party discovering such damage shall notify the other party of said damage by telephone to Owner (800) 891-5080 or for Contractor (207) 439-5900.

         59.3 Calls shall be directed to the Supervisor on Duty, and the caller should be able to provide the following information:

Revision #8, August 8, 1996
Issuing Date:  08/08/96

         Name of company/person making report;

         Telephone number to call back;

         Location reporting problem;

         Description of problem in as much detail as possible;

         Time and date the problem occurred or began; and

         If appropriate, a statement that "This is an emergency" and that a problem presents a jeopardy situation to the Work of Contractor or the property of Owner, as the case may be.

60.      NOTICE TO PROCEED

         60.1 Following the execution of the Agreement by the Owner and the Contractor, written Notice, "Notice to Proceed", shall be given by the Owner to the Contractor. The date to start the Work is the date set forth in the Notice to Proceed.

61.      COMPLETE AGREEMENT

         61.1 The Contract shall constitute the complete agreement between the parties. All prior communications, whether oral or written, shall be superseded by the Contract and shall not bind the parties. No change to the Contract shall be binding upon the parties unless made in writing and signed by both parties.

         61.2 Each of the parties represents and warrants that it has full authority to enter into and perform this Contract, that this Contract does not conflict with any other document or agreement to which it is a party or is bound, and that this Contract is fully enforceable in accordance with its terms.

Revision #8, August 8, 1996
Issuing Date:  08/08/96

Accepted this 14th day of August, 1996.


                              Contractor:      /s/ Robert A. Fralley, Jr.
                                               ---------------------------------
                                               Robert A. Fralley, Jr.
                                               Seaward Corporation
                                               P.O. Box 1177
                                               Portsmouth, NH 03802-1177


                              Owner:           /s/ Victor Colantonio
                                               ---------------------------------
                                               Victor Colantonio, Manager
                                               NECOM LLC
                                               391 Totten Pond Road
                                               Suite 401
                                               Waltham, MA 02154

                              With a copy to:  Martin Kaplan, P.C.
                                               Hale and Dorr
                                               60 State Street
                                               Boston, MA 02109

                              With a copy to:  FiveCom LLC
                                               391 Totten Pond Road
                                               Suite 401
                                               Waltham, MA 02154
                                               Attention: Owner's Representative

Revision #8, August 8, 1996
Issuing Date:  08/08/96


                                    NECOM LLC
                                    ---------

                                  SPECIAL TERMS
                                 AND CONDITIONS

1.       WORK

         A. The Contractor shall furnish supervision, labor, equipment, and miscellaneous material to install a fiber optic system on Northeast Utilities facilities in the states of Connecticut, Massachusetts, Maine and New Hampshire. All work shall be performed in accordance with the Contract Documents.

2.       GOVERNANCE

         A. The Contractor's Clarifications enclosed with its letter to Northeast Utilities System dated May 9, 1996, will have priority over the documents referenced in the Clarifications. The items listed in the Contractor's Clarifications refer to the section numbers of the General Terms and Conditions which are a part of Specifications No. T95-4.

         B. The Contractor's letter to Northeast Utilities System dated July 1, 1996, has priority over the General Terms and Conditions.

         C. In the event there is any conflict between the aforementioned terms and conditions and the General Terms and Conditions which are a part of Specification No. T95-4, the General Terms and Conditions within Specification No. T95-4 shall govern. Notwithstanding the previous sentence, the aforementioned general terms and conditions will govern over the General Terms and Conditions included with the Specification Number T954 for sections labeled (i) 2 Definitions, (ii) 3 Priority of Documents, (iii) 26 The Owner's Right to Terminate Contract, (iv) 28 Termination for Owner's Convenience and (v) these Special Terms and Conditions, in the general terms and conditions. The term "Utility" and "Utilities" stated in the Specification No. T95-4 is defined to be the "Owner" as stated in section 2 Definitions of the aforementioned general terms and conditions.

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                                 August 12, 1996

                             CHANGE ORDER NUMBER ONE
                           Agreement for NEON Project


Between the Owner:                          NECOM LLC
                                            391 Totten Pond Road, Suit 401
                                            Waltham, MA 02154
And,

Contractor:                                 Seaward Corporation
                                            P.O. Box 1177
                                            Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

                  This Change Order does not alter the scope of Work.

II.      SCHEDULE

                  This Change Order does not alter the contract schedule.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

                  This Change Order does not alter the contract price or the revised aggregate contract amount.

IV.      CONTRACT TERMS AND CONDITIONS

                  The referenced sections of the Contract Terms and Conditions are modified as follows:

                  57.1 The Owner has provided the Contractor with evidence, to the satisfaction of Contractor, of its financial capacity to meet the obligations of the agreement.

                  25.3 The Contractor will have the right to stop Work after giving twenty-four (24) hours notice to the Owner in writing if the Owner has not provided payment to the Contractor within forty-five (45) days from the invoice date for all undisputed portions of invoices. If the Contractor stops Work for non-payment the Owner will reimburse the Contractor for reasonable delay costs incurred as a result of the stop Work. The Contractor will start Work within seven (7) days of receiving payment from the Owner for undisputed portions of outstanding invoices.

                  39. The Contractor will have the right to a mechanic's lien if the Owner should not provide payment to the Contractor within forty-five (45) days from the invoice date for all undisputed portions of invoices. The Contractor will remove any mechanic's liens upon receiving payment from the Owner for undisputed portions of outstanding invoices.

Revision #8, August 8, 1996
Issuing Date:  08/08/96

V.       PRECEDENCE

         This Change Order takes precedence over any other Contract Document.

         NECOM LLC:                                  SEAWARD CORPORATION:


         /s/ Michael A. Musen                        /s/ Robert A. Fralley, Jr.
         ---------------------------                 --------------------------
         Duly Authorized                             Duly Authorized

         Date:       8/13/96                         Date:       8/12/96
               --------------------                        --------------------

[handwritten note]: Contractor must leave worksite in an electrically and physically safe condition.

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                                 August 14, 1996

                             CHANGE ORDER NUMBER ONE
                           Agreement for NEON Project


Between the Owner:                  NECOM LLC
                                    391 Totten Pond Road, Suit 401
                                    Waltham, MA 02154
And,

Contractor:                         Seaward Corporation
                                    P.O. Box 1177
                                    Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

                  This Change Order does not alter the scope of Work.

II.      SCHEDULE

                  This Change Order does not alter the contract schedule.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

                  This Change Order does not alter the contract price or the revised aggregate contract amount.

IV.      CONTRACT TERMS AND CONDITIONS

                  The referenced sections of the Contract Terms and Conditions are modified as follows:

                  57.1 The Owner has provided the Contractor with evidence, to the satisfaction of Contractor, of its financial capacity to meet the obligations of the agreement.

                  25.3 The Contractor will have the right to stop Work after giving twenty-four (24) hours notice to the Owner in writing if the Owner has not provided payment to the Contractor within forty-five (45) days from the invoice date for all undisputed portions of invoices. If the Contractor stops Work for non-payment the Owner will reimburse the Contractor for reasonable delay costs incurred as a result of the stop Work. If the Contractor stops Work due to non-payment, the Contractor must leave the work site in an electrically and physically safe condition. The Contractor will start Work within seven (7) days of receiving payment from the Owner for undisputed portions of outstanding invoices.

                  39. The Contractor will have the right to a mechanic's lien if the Owner should not provide payment to the Contractor within forty-five (45) days from the invoice date for all undisputed portions of invoices. The Contractor will remove any

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                           mechanic's liens upon receiving payment from the Owner for undisputed portions of outstanding invoices.

V.       PRECEDENCE

         This Change Order takes precedence over any other Contract Document.

         NECOM LLC:                                  SEAWARD CORPORATION:


         /s/ Michael A. Musen                        /s/ Robert A. Fralley, Jr.
         ----------------------------                --------------------------
                Duly Authorized                             Duly Authorized

         Date:      8/14/96                          Date:      8/14/96
               ----------------------                      --------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                              September 10, 1996


                            CHANGE ORDER NUMBER EIGHT


                Agreement for NEON Project dated August 14, 1996

Between the Owner:                             NECOM LLC
                                               301 Totten Pond Road, Suite 401
                                               Waltham, MA  02154

And,

Contractor:                                    Seaward Corporation
                                               P. O. Box 1177
                                               Portsmouth, NH  03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is for any material deficiencies that causes additional Work or causes the Contractor to perform the Work in an interrupted or non-sequential manner. The Owner is to provide the Contractor with sufficient time to schedule and perform the work detailed in this Change Order without interruption to the Contract Work.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996, item 2.4.1.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                 SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                 /s/ Robert A. Fralley
-------------------------           -------------------------            -------------------------
Duly Authorized                     Duly Authorized                      Duly Authorized
Date: 9/16/96                       Date: 9/16/96                        Date: 9/16/96
      -------------------                 -------------------                  -------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96


                                                              September 10, 1996

                            CHANGE ORDER NUMBER SEVEN

                Agreement for NEON Project dated August 14, 1996

Between the Owner:                             NECOM LLC
                                               391 Totten Pond Road, Suite 401
                                               Waltham, MA 02154

And,

Contractor:                                    Seaward Corporation
                                               P. O. Box 1177
                                               Portsmouth, NH 03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is for pulling in underground cable at any location directed by Owner. The Change is to provide the Contractor with sufficient details and time to schedule and perform the work detailed in this Change Order without interruption to the Contract Work.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996, Item 2.4.1.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                /s/ Robert A. Fralley, Jr.
------------------------            -------------------------           ------------------------------
Duly Authorized                     Duly Authorized                     Duly Authorized
Date: 9/16/96                       Date: 9/16/96                       Date: 9/10/96
      ------------------                  -------------------                 ------------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                              September 10, 1996


                             CHANGE ORDER NUMBER SIX


                Agreement for NEON Project dated August 14, 1996


Between the Owner:                               NECOM LLC
                                                 391 Totten Pond Road, Suite 401
                                                 Waltham, MA  02154

And,

Contractor:                                      Seaward Corporation
                                                 P. O. Box 1177
                                                 Portsmouth, NH  03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is for any additional work to complete the 395 line portion of Segment One. The work on the 395 line was completed by others prior to the Contract being awarded. The Owner is to provide the Contractor with sufficient details and time to schedule and perform the work detailed in this Change Order without interruption to the Contract Work.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996, Item 2.4.1.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                /s/ Robert A. Fralley, Jr.
------------------------            -------------------------           ------------------------------
Duly Authorized                     Duly Authorized                     Duly Authorized
Date: 9/16/96                       Date: 9/16/96                       Date: 9/10/96
      ------------------                  -------------------                 ------------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                              September 10, 1996


                            CHANGE ORDER NUMBER FOUR


                Agreement for NEON Project dated August 14, 1996

Between the Owner:                              NECOM LLC
                                                391 Totten Pond Road, Suite 401
                                                Waltham, MA  02154

And,

Contractor:                                     Seaward Corporation
                                                P. O. Box 1177
                                                Portsmouth, NH  03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is for installing and removing cover over distribution lines in the states of Connecticut and New Hampshire. The Contractor will be compensated for installing and removing cover each time it is necessary to safely perform the work.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996, Item 2.4.1. The Contractor will be paid a minimum of thirty hours per week, per bucket truck for each week that a crew is performing work in Connecticut and New Hampshire, plus the mobilization, demobilization and remobilization costs associated with the bucket truck(s).

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.


         NECOM LLC:                 NORTHEAST UTILITIES:                SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                /s/ Robert A. Fralley, Jr.
------------------------            -------------------------           ------------------------------
Duly Authorized                     Duly Authorized                     Duly Authorized
Date: 9/16/96                       Date: 9/16/96                       Date: 9/10/96
      ------------------                  -------------------                 ------------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                              September 10, 1996

                            CHANGE ORDER NUMBER THREE

                Agreement for NEON Project dated August 14, 1996

Between the Owner:                              NECOM LLC
                                                391 Totten Pond Road, Suite 401
                                                Waltham, MA 02154
And,

Contractor:                                     Seaward Corporation
                                                P. O. Box 1177
                                                Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

         The scope of work of this Change Order is for standby time waiting for outages. Standby time is the amount of time that the Contractor waits for outages, waits for grounds to be installed and removed and the time lost during an outage performing work activities in an ineffective manner. The Contractor will attempt to perform other work activities while waiting for an outage. The Contractor will continue to work and be paid for a regular 50 hour work week during outage conditions.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996, item 2.4.1. For the first day the Contractor experiences standby time due to an outage in Segments One, Four, Five and Seven, the Contractor will be paid in actual time less one hour for labor and no equipment time. Any other time the Contractor experiences standby time, it will be paid the actual time for labor, equipment and any other costs detailed on the extra work time sheets. The Contractor will be paid for the equipment assigned to the crew on standby the same number of hours that the standby crew is paid.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.


         NECOM LLC:                 NORTHEAST UTILITIES:                SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                /s/ Robert A. Fralley, Jr.
------------------------            -------------------------           ------------------------------
Duly Authorized                     Duly Authorized                     Duly Authorized
Date: 9/16/96                       Date: 9/16/96                       Date: 9/10/96
      ------------------                  -------------------                 ------------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                              September 10, 1996

                             CHANGE ORDER NUMBER TWO


                Agreement for NEON Project dated August 14, 1996

Between the Owner:                             NECOM LLC
                                               391 Totten Pond Road, Suite 401
                                               Waltham, MA  02154

And,

Contractor:                                    Seaward Corporation
                                               P. O. Box 1177
                                               Portsmouth, NH  03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is to install and remove grounds from the transmission and distribution lines. The Contractor will be compensated for installing and removing grounds to safely perform the work except (1) for the first time that the grounds are required in Segments numbered One, Three, Four, Five, Six, Seven, Eight and Nine, and (2) when personnel grounds are utilized as part of the work (not associated with an outage).

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rate specified in the Contractor's revised proposal dated May 9, 1998, Item 2.4.1.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.


         NECOM LLC:                 NORTHEAST UTILITIES:                SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                /s/ Robert A. Fralley, Jr.
------------------------            -------------------------           ------------------------------
Duly Authorized                     Duly Authorized                     Duly Authorized
Date: 9/16/96                       Date: 9/16/96                       Date: 9/10/96
      ------------------                  -------------------                 ------------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                              September 24, 1996

                            CHANGE ORDER NUMBER NINE

                Agreement for NEON Project dated August 14, 1996

Between the Owner:                          NECOM LLC
                                            391 Totten Pond Road, Suite 401
                                            Waltham, MA  02154
And,

Contractor:                                 Seaward Corporation
                                            P. O. Box 1177
                                            Portsmouth, NH  03802-1177

I.       SCOPE OF WORK

         The scope of work of this Change Order is to install weights on the single and double suspension type structures.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs based in the following unit prices:

                           Item                              Unit Price ($/Item)
         First 50 Lbs. of Weight                                    100.00
         Each Additional 50 Lbs. of Weight - Up to 250 Lbs.          25.00

         The above unit prices are based the clipping crew being able to install the weights at the same time the structure is being clipped.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                /s/ Robert A. Fralley, Jr.
------------------------            -------------------------           ------------------------------
Duly Authorized                     Duly Authorized                     Duly Authorized
Date: 9/25/96                       Date: 9/25/96                       Date: 9/24/96
      ------------------                  -------------------                 ------------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                                November 5, 1996


                          CHANGE ORDER NUMBER THIRTEEN

                Agreement for NEON Project dated August 14, 1996

Between the Owner:                            NECOM LLC
                                              391 Totten Pond Road, Suite 401
                                              Waltham, MA 02154

And,

Contractor:                                   Seaward Corporation
                                              P. O. Box 1177
                                              Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

         The scope of work of this Change Order is for time when outages are not provided to allow an uninterrupted work sequence. The number of hours of this impact will be calculated by taking the number of hours worked between the start and the end of the impact period subtracting any crew hours that the Contractor was compensated for standby time on Change Order Three. The date and time that the Impact begins is when the unclipping function is unable to hang blocks on structures in a de-energized condition. The date and time that the impact ends is when the next outage is provided in the next portion of the line. The Contractor will continue to work and be paid for a regular 50 hour work week during outage conditions.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor and equipment based on the number of hours described in item I above at the rate of $299.70 per hour. Lost time when outages are not provided to allow an uninterrupted work sequence will be calculated for each time that more than one outage is provided into any section of work where an outage is necessary to perform the work.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.


         NECOM LLC:                 NORTHEAST UTILITIES:                SEAWARD CORPORATION:
                                                                        /s/ Robert A. Fralley, Jr.
------------------------            -------------------------           ------------------------------
Duly Authorized                     Duly Authorized                     Duly Authorized
Date:                               Date:                               Date: 11/5/96
      ------------------                  -------------------                 ------------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

    EXHIBIT A - RATE WHEN OUTAGES ARE NOT PROVIDED TO ALLOW AN UNINTERRUPTED
                                 WORK SEQUENCE


                                                                                    HOURS                  EXTENSIONS
                                                    STRAIGHT     OVER-      ----------------------      -----------------
                                                     TIME        TIME       STR     OVER                STR        OVER
DATE   UNIT #      NAME/DESCRIPTION      CLASS       RATE        RATE       TIME    TIME     TOTAL      TIME       TIME     SUBTOTAL
----   ------      ----------------      -----       ----        ----       ----    ----     -----      ----       ----     --------
               Dicks, Frankie            LM          40.00       55.00      8.0      2.0      10.0      320.00     110.00
               Farrow, Arthur            APL         35.00       50.00      8.0      2.0      10.0      280.00     100.00
               Fogle, Eddie              OPR         40.00       55.00      8.0      2.0      10.0      320.00     110.00
               Landry, Christopher       LM          40.00       55.00      8.0      2.0      10.0      320.00     110.00
               Landry, Ernest            FM          45.00       60.00      8.0      2.0      10.0      360.00     120.00
               Peppin, James             LM          40.00       55.00      8.0      2.0      10.0      320.00     110.00
               Roberson, Larry           LM          40.00       55.00      8.0      2.0      10.0      320.00     110.00
               Richardson, Roland        LM          40.00       55.00      8.0      2.0      10.0      320.00     110.00
               Stitt, Marrion            OPR         40.00       55.00      8.0      2.0      10.0      320.00     110.00
               Withington, Wayne         FM          45.00       80.00      8.0      2.0      10.0      360.00     120.00
               Parker, Freddie Joe       Super       80.00      110.00      8.0      2.0      10.0      640.00     220.00
          360  Flatbed 4x4 1T w/R        025/502     15.10                  8.0      2.0      10.0      151.00
          394  Flatbed 4x4 1T w/R        025/502     15.10                  8.0      2.0      10.0      151.00
          395  Flatbed 4x4 1T w/R        025/502     15.10                  8.0      2.0      10.0      151.00
          396  Flatbed 4x4 1T w/R        025/502     15.10                  8.0      2.0      10.0      151.00
       349/10  Flatbed 4x4 21/2T w/      065/242     28.95                  8.0      2.0      10.0      269.50
          /73  Wire Stand&R              /502


                                                       -50-



Revision #8, August 8, 1996
Issuing Date:  08/08/96


       580/10  Carrier w/LH78 Tens       067/270     72.10                  8.0       2.0     10.0      721.00
          /33  Puller w/R                /502
          882  JD 450 Crawler            201         32.00                  8.0       2.0     10.0      320.00
         1028  Trlr. Mid. Pull/Tens      271/502     35.10                  8.0       2.0     10.0      351.00
               48"F/O w/R
         1066  4-DrumPuller Dist         275/502     28.60                  8.0       2.0     10.0      286.00
         1733  Box Trailer 40'           441          1.10                  8.0       2.0     10.0       11.00
         1736  Box Trailer 40'           441          1.10                  8.0       2.0     10.0       11.00
       1518/1  Boom Truck w/R            084/164     60.10                  8.0       2.0     10.0      601.00
          832                            /502
         1819  ATV - 4x4                 338         10.50                  8.0       2.0     10.0      105.00
         1820  Truck Tractor w/R         082/502     54.10                  8.0       2.0     10.0      541.00
         2320  Trailer Lowbed 50T        421         18.00                  8.0       2.0     10.0      180.00
               3Axl
         2590  Bucket Truck H/R 90'      050/502     63.60                  8.0       2.0     10.0      636.00
               6x6 w/R
         7231  Pickup 4x4 3/4T DSL       023/502     14.35                  8.0       2.0     10.0      143.50
               w/R

LABOR TOTAL - ONE CREW HOUR @ 30%                                                                                            $156.30

EQUIPMENT TOTAL - ONE CREW HOUR @ 30%                                                                                        $143.40

TOTAL - ONE CREW HOUR @ 30%                                                                                                  $299.70

Revision #8, August 8, 1996
Issuing Date:  08/08/96
                                                                November 5, 1996

                           CHANGE ORDER NUMBER TWELVE

                Agreement for NEON Project dated August 14, 1996

Between the Owner:                              NECOM LLC
                                                391 Totten Pond Road, Suite 401
                                                Waltham, MA 02154

And,

Contractor:                                     Seaward Corporation
                                                P. O. Box 1177
                                                Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

         The scope of work of this Change Order is the additional cost to install the dead-end type hardware for the ADSS wire.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's proposal dated May 9, 1998 Item 2.4.1. The Contractor will be compensated for the dead-end and wire crews for the actual time required to install the dead-ends. The compensation for the specialized rigging costs when the dead- ends must be installed without a bucket is a one time rental cost of $3,200.00. The Contractor will be provided five weeks (from October 31, 1996) to obtain the necessary rigging prior to beginning ADSS work.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.


         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                        /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 11/8/96                       Date: 11/6/96                               Date: 11/5/96
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96


                                                                November 5, 1996

                           CHANGE ORDER NUMBER ELEVEN

                Agreement for NEON Project dated August 14, 1996

Between the Owner:                             NECOM LLC
                                               391 Totten Pond Road, Suite 401
                                               Waltham, MA 02154

And,

Contractor:                                    Seaward Corporation
                                               P. O. Box 1177
                                               Portsmouth, NH 03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is to install an OPGW tangent type structure when the existing structure is a dead-end type.

II.      SCHEDULE

         The effect of this Change Order on the schedule will BE determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for labor and equipment costs at the unit price of one hundred dollars ($100.00) a structure to change an existing OPGW dead-end type structure into a tangent type. This unit price is to apply in addition to the unit price of the tangent type hardware item. The above unit price is based on the work being performed at the same time the structure is being unclipped.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                        /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 11/8/96                       Date: 11/6/96                               Date: 11/5/96
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96



                           CHANGE ORDER NUMBER FIFTEEN


                Agreement for NEON Project dated August 14, 1996

Between the Owner:                           NECOM LLC
                                             391 Totten Pond Road, Suite 401
                                             Waltham, MA 02154

And,

Contractor:                                  Seaward Corporation
                                             P. O. Box 1177
                                             Portsmouth, NH 03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is for working the OPCW wire crew overtime in order to improve the schedule.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for the additional cost associated with working overtime at the rate of $4,100.00 per day. This rate is based on working one ten (10) hour day per week for a maximum of five weeks. Should the crew work less or more hours, the above rate will be prorated.
The above rate is in addition to the unit prices in the Contract.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                        /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 11/22/96                      Date:                                       Date: 11/18/96
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                               November 21, 1996


                          CHANGE ORDER NUMBER FOURTEEN


                Agreement for NEON Project dated August 14, 1996

Between the Owner:                            NECOM LLC
                                              391 Totten Pond Road, Suite 401
                                              Waltham, MA 02154

And,

Contractor:                                   Seaward Corporation
                                              P. O. Box 1177
                                              Portsmouth, NH 03802-1177


I.       SCOPE OF WORK

         The scope of this Change Order is for make ready work that is performed at the hourly rates in the Contract.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996 Item 2.4.1.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                        /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 11/22/96                      Date:                                       Date: 11/21/96
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96


                                                               November 21, 1996

                           CHANGE ORDER NUMBER SIXTEEN


                Agreement for NEON Project dated August 14, 1996

Between the Owner:                             NECOM LLC
                                               391 Totten Pond Road, Suite 401
                                               Waltham, MA 02154

And,

Contractor:                                    Seaward Corporation
                                               P. O. Box 1177
                                               Portsmouth, NH 03802-1177


I.       SCOPE OF WORK

         The scope of work of this Change Order is for additional overtime, two additional subcontract splicing and testing crews and for testing in Segment One.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for its own splicing and testing crew a lump sum amount of $2,000.00. The additional cost for the subcontractor's crews will be $2,760.00 for each 96 fiber splice enclosure that the subcontractor completes. At locations that require more or less than 96 splices the above unit price will be prorated. The testing required for Segment One will be done at the hourly rates in the Contract.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.


         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                        /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 11/22/96                      Date:                                       Date: 11/31/96
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                                December 6, 1996


                          CHANGE ORDER NUMBER EIGHTEEN


                Agreement for NEON Project dated August 14, 1996

Between the Owner:                           NECOM LLC
                                             301 Totten Pond Road, Suite 401
                                             Waltham, MA 02154

And,

Contractor:                                  Seaward Corporation
                                             P. O. Box 1177
                                             Portsmouth, NH 03802-1177


I.       SCOPE OF WORK

         The scope of this Change Order is to install cable at the hourly rates in the Contract for the segments of work directed by the Owner.

II.      SCHEDULE

         The effect of this Change Order on the schedule will determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996 Item 2.4.1.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                        /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 12/17/96                      Date: 12/9/96                               Date: 12/6/96
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                                January 15, 1997

                           CHANGE ORDER NUMBER TWENTY


                Agreement for NEON Project dated August 14, 1996


Between the Owner:                          NECOM LLC
                                            391 Totten Pond Road, Suite 401
                                            Waltham, MA 02154
And,

Contractor:                                 Seaward Corporation
                                            P.O. Box 1177
                                            Portsmouth, NH 03802-1177


I.       SCOPE OF WORK

         The scope of this Change Order is for fiber optic testing work directed by the Owner.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996, Item 2.4.1

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                /s/ Kirby H. Gearing                        /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 2/12/97                       Date: 2/12/97                               Date: 1/15/97
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                                January 15, 1997

                          CHANGE ORDER NUMBER NINETEEN

                Agreement for NEON Project dated August 14, 1996

Between the Owner:                          NECOM LLC
                                            391 Totten Pond Road, Suite 401
                                            Waltham, MA 02154
And,

Contractor:                                 Seaward Corporation
                                            P.O. Box 1177
                                            Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

         The scope of this Change Order is for repair and replacement work in Segment One directed by the owner.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

III.     PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs detailed on the extra work time sheets at the rates specified in the Contractor's revised proposal dated May 9, 1996, Item 2.4.1 and/or at the unit prices stated in the Contract and Change Orders.

IV.      PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
                                                                                /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date:                               Date:                                       Date: 1/15/97
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                               February 26, 1997


                         CHANGE ORDER NUMBER TWENTY-ONE


                Agreement for NEON Project dated August 14, 1996


Between the Owner:                          NECOM LLC
                                            391 Totten Pond Road, Suite 401
                                            Waltham, MA 02154
And,

Contractor:                                 Seaward Corporation
                                            P.O. Box 1177
                                            Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

         The scope of this Change Order is for the revised schedule on Segment Four as stated in the Contractor's Letter Number 61.

II.      PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The Contractor will be compensated for all labor, equipment and any other costs as stated in the Contractor's Letter Number 61.

III.     PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
/s/ Arthur E. Rivers                                                            /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date: 2/27/97                       Date:                                       Date: 2/26/97
      -----------------                   -----------------                           ----------------------

Revision #8, August 8, 1996
Issuing Date:  08/08/96

                                                                  August 1, 1997

                         CHANGE ORDER NUMBER TWENTY-TWO

                Agreement for NEON Project dated August 14, 1996


Between the Owner:                          NECOM LLC
                                            391 Totten Pond Road, Suite 401
                                            Waltham, MA 02154
And,

Contractor:                                 Seaward Corporation
                                            P.O. Box 1177
                                            Portsmouth, NH 03802-1177

I.       SCOPE OF WORK

         The scope of this Change Order is for all future field fusion splicing work, bid item number three.

II.      SCHEDULE

         The effect of this Change Order on the schedule will be determined after the amount of additional work payable for this Change Order is identified and completed.

II.      PAYMENT/REVISED AGGREGATE CONTRACT AMOUNT

         The scope of this Change Order is to perform future field fusion splicing work for the unit price of twenty dollars ($20.00) per splice.

III.     PRECEDENCE

         This Change Order takes precedence over any other Contract Document.



         NECOM LLC:                 NORTHEAST UTILITIES:                        SEAWARD CORPORATION:
                                                                                /s/ Robert A. Fralley, Jr.
-----------------------             -----------------------                     ----------------------------
Duly Authorized                     Duly Authorized                             Duly Authorized
Date:                               Date:                                       Date: 8/1/97
      -----------------                   -----------------                           ----------------------